UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 27, 2007

STATER BROS. HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Commission file number 001-13222

Delaware	33-0350671
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

21700 Barton Road Colton, California	92324
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (909) 783-5000

N/A

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On April 27, 2007, Stater Bros. Holdings Inc. issued a press release entitled “Stater Bros. Reports Floating Rate Senior Notes Due 2010 to be Redeemed on June 18, 2007.” A copy of this press release is attached hereto and incorporated by reference as Exhibit 99.1. The information contained in this 8-K document, including the exhibit herewith, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise incorporated by reference in any filing pursuant to the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such a filing. The furnishing of the information in this report, including the exhibit furnished herewith, is not intended to, and does not, constitute a determination or admission as to the materiality or completeness of such information.

Item 9.01	Financial Statements and Exhibits

The following material is being furnished as an exhibit to this Current Report on Form 8-K.

(d) Exhibit

99.1 Press release, dated April 27, 2007, entitled “Stater Bros. Reports Floating Rate Senior Notes Due 2010 to be Redeemed on June 18, 2007.”

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Stater Bros. Holdings Inc.

	By:	/s/ PHILLIP J. SMITH
Phillip J. Smith
Executive Vice President and Chief Financial Officer

Date: April 27, 2007

EXHIBIT INDEX

Exhibit	Description
99.1	Press release, dated April 27, 2007, entitled “Stater Bros. Reports Floating Rate Senior Notes Due 2010 to be Redeemed on June 18, 2007.”